UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 27, 2017

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REALPAGE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2201 Lakeside Blvd. Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2017, RealPage, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal quarter and year ended December 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

IR Fact Sheet

On February 27, 2016, the Company published an updated IR Fact Sheet on the Investor Relations section of the Company’s website located at http://investor.realpage.com/.  A copy of the IR Fact Sheet is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated February 27, 2017 reporting financial results for its fiscal quarter and year ended December 31, 2016.

99.2	RealPage, Inc. IR Fact Sheet dated February 27, 2017.

The information furnished by this Current Report on Form 8-K under Items 2.02 and 7.01 and the Exhibits 99.1, 99.2, and 99.3 attached hereto shall be deemed furnished and not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

	By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer, President and Chairman

Date: February 27, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	RealPage, Inc. Press Release dated February 27, 2017 reporting financial results for its fiscal quarter and year ended December 31, 2016.

99.2	RealPage, Inc. IR Fact Sheet dated February 27, 2017.